EXHIBIT 99.1

Beginning in the second quarter of 2009, The Dow Chemical Company (“Dow” or the “Company”) is changing its reportable segments due to recent changes in the Company’s organization resulting from the April 1, 2009 acquisition of Rohm and Haas Company (“Rohm and Haas”). In addition, the Company is changing its measure of profit/loss for segment reporting purposes from EBIT to EBITDA (as defined in Selected Pro Forma Historical Segment Information). The reporting changes are reflected in the following Corporate Profile and selected unaudited pro forma historical segment information:

Corporate Profile
Dow is a diversified chemical company that combines the power of science and technology with the “Human Element” to constantly improve what is essential to human progress. The Company delivers a broad range of products and services to customers in approximately 160 countries, connecting chemistry and innovation with the principles of sustainability to help provide everything from fresh water, food and pharmaceuticals to paints, packaging and personal care products. In 2008, Dow had annual sales of $57.5 billion and employed approximately 46,000 people worldwide. The Company has 150 manufacturing sites in 35 countries and produces approximately 3,300 products. On April 1, 2009, Dow acquired Rohm and Haas Company, a global specialty materials company with sales of $10 billion in 2008, 98 manufacturing sites in 30 countries and approximately 15,000 employees worldwide. The following descriptions of the Company’s operating segments include a representative listing of products for each business.

ELECTRONIC AND SPECIALTY MATERIALS
Applications: chemical mechanical planarization (CMP) pads and slurries • chemical processing and intermediates • electronic displays • food and pharmaceutical processing and ingredients • printed circuit board materials • semiconductor packaging, connectors and industrial finishing • water purification

Electronic Materials is a leading global supplier of materials for chemical mechanical planarization (CMP); materials used in the production of electronic displays; products and technologies that drive leading edge semiconductor design; materials used in the fabrication of printed circuit boards; and integrated metallization processes critical for interconnection, corrosion resistance, metal finishing and decorative applications. These enabling materials are found in applications such as consumer electronics, flat panel displays and telecommunications.

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Products: ACuPLANE™ CMP slurries; AR™ antireflective coatings; AUROLECTROLESS™ immersion gold process; COPPER GLEAM™ acid copper plating products; DURAPOSIT™ electroless nickel process; ENLIGHT™ products for photovoltaic manufacturers; EPIC™ immersion photoresists; INTERVIA™ photodielectrics for advanced packaging; LITHOJET™ digital imaging processes; OPTOGRADE™ metalorganic precursors; VISIONPAD™ CMP pads

Specialty Materials is a portfolio of businesses characterized by a vast global footprint, a broad array of unique chemistries, multi-functional ingredients and technology capabilities, combined with key positions in the pharmaceuticals, food, home and personal care, water and energy production, and industrial specialty industries. These technology capabilities and market platforms enable the businesses to develop innovative solutions that address modern societal needs for sufficient and clean water, air and energy, and improved healthcare; disease prevention; nutrition; and wellness. The businesses’ global footprint provides multiple opportunities for value growth. Specialty Materials consists of five global businesses: Dow Water and Process Solutions, Dow Home and Personal Care, Dow Microbial Control, Dow Wolff Cellulosics and Performance Materials.

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Products and Services: Acrolein derivatives; ACUDYNE™ hair fixatives; ACULYN™ rheology modifiers; ACUMER™ scale inhibitors and dispersants; AMBERLITE™ ion exchange resins; AUTOMATE™ liquid dyes; Basic nitroparaffins and nitroparaffin-based specialty chemicals; BOROL™ bleaching solution; CANGUARD™ BIT preservatives; CELLOSIZE™ hydroxyethyl cellulose; Chiral compounds and biocatalysts; CLEAR+STABLE™ carboxymethyl cellulose; CORRGUARD™ amino alcohol; CYCLOTENE™ advanced electronics resins; DOW™ electrodeionization; DOW™ ultrafiltration; DOWEX™ ion exchange resins; DOWICIDE™ antimicrobial bactericides and fungicides; DURAPLUS™ floor care polymers; ECOSURF™ biodegradable surfactants; EVOCAR™ vinyl acetate ethylene; FILMTEC™ elements; FORTEFIBER™ soluble dietary fiber; FOUNDATIONS™ latex; Hydrocarbon resins; Industrial biocides; METHOCEL™ cellulose ethers; MORTRACE™ marking technologies; NEOCAR™ branched vinyl ester latexes; OPULYN™ opacifiers; POLYOX™ water-soluble resins; PRIMENE™ amines; Quaternaries; Reverse osmosis, electrodeionization and ultrafiltration modules; SATINFX™ delivery system; SATISFIT™ Weight Care Technology; SILK™ semiconductor dielectric resins; SOLTERRA™ Boost ultraviolet protection-

boosting polymers; SOLTEX™ waterproofing polymer; SUNSPHERES™ SPF boosters; UCAR™ all-acrylic, styrene-acrylic and vinyl-acrylic latexes; UCAR™ POLYPHOBE™ rheology modifiers; UCARE™ polymers; UCARHIDE™ opacifier; WALOCEL™ cellulose polymers; WALSRODER™ nitrocellulose

The Electronic and Specialty Materials segment also includes the Company’s share of the results of Dow Corning Corporation, a joint venture of the Company.

COATINGS AND INFRASTRUCTURE
Applications: building and construction, insulation and weatherization, roofing membrane systems, adhesives and sealants • construction materials (vinyl siding, vinyl windows, vinyl fencing) • flexible and rigid packaging • general mortars and concrete, cement modifiers and plasters, tile adhesives and grouts • house and traffic paints • leather, textile, graphic arts and paper • metal coatings • processing aids for plastic production • tapes and labels

Adhesives and Functional Polymers is a portfolio of businesses that primarily manufacture sticking and bonding solutions for a wide range of applications, including adhesive tapes and paper labels, flexible packaging and leather, textile and imaging. These products are supported with market recognized best-in-class technical support and end-use application knowledge. Many of the businesses’ water-borne technologies are well-positioned to support more environmentally preferred applications.

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Products: ADCOTE™ and AQUA-LAM™ laminating adhesives; MOR-FREE™ solventless adhesives; ROBOND™ acrylic adhesives; SERFENE™ barrier coatings; Solvent-based polyurethanes and polyesters; TYMOR™ tie resins

Dow Building and Construction is comprised of two global businesses – Dow Building Solutions and Dow Construction Chemicals – which offer extensive lines of industry-leading insulation, housewrap, sealant and adhesive products and systems, as well as construction chemical solutions. Through its strong sales support, customer service and technical expertise, Dow Building Solutions provides meaningful solutions for improving the energy efficiency in homes and buildings today, while also addressing the industry's emerging needs and demands. Additionally, Dow Construction Chemicals provides solutions for increased durability, greater water resistance and lower systems costs. As a leader in insulation solutions, the businesses’ products help curb escalating utility bills, reduce a building’s carbon footprint and provide a more comfortable indoor environment.

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Products: AQUASET™ acrylic thermosetting resins; CELLOSIZE™ hydroxyethyl cellulose; FROTH-PAK™ polyurethane spray foam; GREAT STUFF™ polyurethane foam sealant; INSTA-STIK™ roof insulation adhesive; METHOCEL™ cellulose ethers; RHOPLEX™ aqueous acrylic polymer emulsions; STYROFOAM™ brand insulation products (including extruded polystyrene and polyisocyanurate rigid foam sheathing products); THERMAX™ insulation; TILE BOND™ roof tile adhesive; WALOCEL™ cellulose polymers; WEATHERMATE™ weather barrier solutions (housewraps, sill pans, flashings and tapes)

Dow Coating Materials is the largest coatings supplier in the world and a premier supplier of raw materials for architectural paints and industrial coatings. The business manufactures and delivers solutions that leverage high quality, technologically advanced product offerings for paint and coatings. The business also offers technologies used in industrial coatings, including packaging, pipelines, wood, automotive, marine, maintenance and protective industries. The business is also the leader in the conversion of solvent to water-based technologies, which enable customers to offer more environmentally friendly products, including low volatile organic compound (VOC) paints and other sustainable coatings.

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Products: ACRYSOL™ rheology modifiers; AVANSE™, ELASTENE™, PRIMAL™ and RHOPLEX™ acrylics; CELLOSIZE™ hydroxyethyl cellulose; CELLOSOLVE™ and the CARBITOL™ and DOWANOL™ series of oxygenated solvents; D.E.H.™ curing agent and intermediates; D.E.R.™ and D.E.N.™ liquid and epoxy resins; FORTEGRA™ Epoxy Tougheners; OROTAN™ and TAMOL™ dispersants; ROPAQUE™ opaque polymers; TRITON™, TERGITOL™, DOWFAX™ and ECOSURF™ SA surfactants

HEALTH AND AGRICULTURAL SCIENCES
Applications: agricultural seeds, traits (genes) and oils • control of weeds, insects and plant diseases for agriculture and pest management

Dow AgroSciences is a global leader in providing agricultural and plant biotechnology products, pest management solutions and healthy oils. The business invents, develops, manufactures and markets products for use in agriculture, industrial and commercial pest management and food service.

•	Products: AGROMEN™ seeds; BRODBECK™ seed; CLINCHER™ herbicide; DAIRYLAND™ seed; DELEGATE™ insecticide; DITHANE™ fungicide; FORTRESS™ fungicide; GARLON™ herbicide;

GLYPHOMAX™ herbicide; GRANITE™ herbicide; HERCULEX™ I, HERCULEX™ RW and HERCULEX™ XTRA insect protection; KEYSTONE™ herbicides; LAREDO™ fungicide; LONTREL™ herbicide; LORSBAN™ insecticides; MILESTONE™ herbicide; MUSTANG™ herbicide; MYCOGEN™ seeds; NEXERA™ canola and sunflower seeds; PHYTOGEN™ cottonseeds; PROFUME™ gas fumigant; RENZE™ seed; SENTRICON™ termite colony elimination system; SIMPLICITY™ herbicide; STARANE™ herbicide; TELONE™ soil fumigant; TORDON™ herbicide; TRACER™ NATURALYTE™ insect control; TRIUMPH™ seed; VIKANE™ structural fumigant; WIDESTRIKE™ insect protection

The Health and Agricultural Sciences segment also includes the results of the AgroFresh business, providing a portfolio of products used for maintaining the freshness of fruits, vegetables and flowers.

PERFORMANCE SYSTEMS
Applications: automotive interiors, exteriors, under-the-hood and body engineered systems • bedding • caps and closures • food and specialty packaging • footwear • furniture • gaskets and sealing components • manufactured housing and modular construction • medical equipment • mining • pipe treatment • pressure sensitive adhesives • transportation • vinyl exteriors • waterproofing membranes • wire and cable insulation and jacketing materials for power utility and telecommunications

Automotive Systems is a leading global provider of technology-driven solutions that meet consumer demand for vehicles that are safer, stronger, quieter, lighter, more comfortable and stylish. The business provides plastics, adhesives, glass bonding systems, emissions control technology, films, fluids, structural enhancement and acoustical management solutions to original equipment manufacturers, tier, aftermarket and commercial transportation customers. With offices and application development centers around the world, Automotive Systems provides materials science expertise and comprehensive technical capabilities to its customers worldwide.

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Products: BETAFOAM™ NVH acoustical foams; BETAMATE™ structural adhesives; BETASEAL™ glass bonding systems; DOW™ polyethylene resins; IMPAXX™ energy management foam; INSPIRE™ performance polymers; INTEGRAL™ adhesive films; ISONATE™ pure and modified methylene diphenyl diisocyanate (MDI) products; MAGNUM™ ABS resins; PELLETHANE™ thermoplastic polyurethane elastomers; Premium brake fluids and lubricants; PULSE™ engineering resins; SPECFLEX™ semi-flexible polyurethane foam systems

Dow Elastomers offers a unique set of elastomers, specialty films and plastic additive products for customers worldwide. The business is focused on delivering innovative solutions that allow for differentiated participation in multiple industries and applications. The business offers a broad range of performance elastomers and plastomers, specialty copolymers, synthetic rubber, specialty resins, and films and plastic additives. Key applications include adhesives, transportation, building and construction, packaging and consumer durables.

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Products: ADVASTAB™ thermal stabilizer; AFFINITY™ polyolefin plastomers (POPs); AMPLIFY™ functional polymers; DOW™ Adhesive Film; DOW™ Backing Layer Film; DOW™ Medical Device Film; DOW™ Medical Packaging Film; DOW™ very low density polyethylene; ENGAGE™ polyolefin elastomers; INFUSE™ olefin block copolymers; INTEGRAL™ adhesive films; NORDEL™ hydrocarbon rubber; NYLOPAK™ nylon barrier films; OPTICITE™ films; PARALOID™ EXL impact modifier; PRIMACOR™ copolymers; PROCITE™ window envelope films; PULSE™ engineering resins; SARAN™ barrier resins; SARANEX™ barrier films; TRENCHCOAT™ protective films; TRYCITE™ polystyrene film; TYBRITE™ clear packaging film; TYRIN™ chlorinated polyethylene; VERSIFY™ plastomers and elastomers

Dow Wire and Cable is the world’s leading provider of polymers, additives and specialty oil technology-based solutions for electrical and telecommunication applications. Through its suite of polyolefin ENDURANCE™ products, the business sets industry standards for assurance of longevity, efficiency, ease of installation and protection in the transmission, distribution and consumption of power, voice and data. In addition to world-class power, telecommunications and flame retardant/specialty cable applications, the business supports its product offerings with solid research, product development, engineering and market validation expertise.

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Products: ENGAGE™ polyolefin elastomers; NORDEL™ hydrocarbon rubber; SI-LINK™ and REDI-LINK™ moisture crosslinkable polyethylene-based wire and cable insulation compounds; TYRIN™ chlorinated polyethylene; UNIGARD™ flame retardant compound for specialty wire and cable applications

The Polyurethane Systems and Epoxy Systems business manufactures and markets custom formulated, rigid and semi-rigid, flexible, integral skin and microcellular polyurethane foams and systems and tailor-made epoxy solutions and systems. These products are used in a broad range of applications including appliances, athletic equipment, automotive, bedding, construction, decorative molding, furniture, shoe soles and wind turbines.

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Products: AIRSTONE™ epoxy systems; Encapsulants and chemical compositions; ENFORCER™ Technology and ENHANCER™ Technology for polyurethane carpet and turf backing; HYPERKOTE™, TRAFFIDECK™ and VERDISEAL™ waterproofing systems; HYPOL™ hydrophilic polyurethane prepolymers; RENUVA™ Renewable Resource Technology; SPECFIL™ urethane components; SPECFLEX™ copolymer polyols; SPECTRIM™ reaction moldable products; VORACOR™ and VORALAST™ polyurethane systems and VORALAST™ R renewable content system; VORAMER™ industrial adhesives and binders; VORASTAR™ polymers; XITRACK™ polyurethane rail ballast stabilization systems

The Performance Systems segment also includes the results of Dow Fiber Solutions, providing differentiated fibers and process improvements to the textile industry, and Dow Oil and Gas, providing products for use in exploration and production, refining and gas processing, transportation, and fuel and lubricant performance.

PERFORMANCE PRODUCTS
Applications: adhesives • aircraft and runway deicing fluids • appliances • carpeting • chelating agents • chemical intermediates • civil engineering • cleaning products • coated paper and paperboard • composites • construction • corrosion inhibitors • detergents, cleaners and fabric softeners • electrical castings, potting and encapsulation and tooling • electrical laminates • electronics • flavors and fragrances • flooring • footwear • gas treatment • heat transfer fluids • home and office furnishings • industrial coatings • mattresses • metalworking fluids • packaging • sealants • surfactants

The Amines business is the world’s largest producer of ethanolamines, ethyleneamines and isopropanolamines used in a wide variety of applications, including gas treatment, heavy-duty liquid detergents, herbicide formulations for the agricultural industry and personal care products.

•	Products: Alkyl alkanolamines; Ethanolamines; Ethyleneamines; Isopropanolamines; Piperazine; VERSENE™ chelating agents

The Emulsion Polymers business provides a broad line of styrene-butadiene products supporting customers in paper and paperboard applications, as well as carpet and artificial turf backings.

•	Products: DOW™ latex powders; Styrene-butadiene latex

The Epoxy business is the world’s largest producer of epoxy resins and intermediates. The business is the most feedstock-integrated supplier in the world. Epoxies provide good adhesion and coating protection over a range of environmental conditions, making them ideal for applications such as transportation, marine and civil engineering.

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Products: D.E.H.™ epoxy curing agents or hardeners; D.E.N.™ epoxy novolac resins; D.E.R.™ epoxy resins (liquids, solids and solutions); Epoxy intermediates (acetone, allyl chloride, epichlorohydrin and phenol); Epoxy resin waterborne emulsions and dispersions; FORTEGRA™ epoxy tougheners; Glycidyl methacrylate (GMA); UCAR™ solution vinyl resins

The Oxygenated Solvents business offers a full range of acetone derivatives, alcohols, esters, and ethylene- and propylene-based glycol ether products. The business is the industry leader in solvent products used in cleaning products, inks, electronics, mining, paints and coatings, personal care and other applications.

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Products: Acetic esters; Acetone derivatives; Alcohols; Aldehydes; Butyl CARBITOL™ and Butyl CELLOSOLVE™ solvents; Carboxylic acids; DOWANOL™ glycol ethers; ECOSOFT™ IK solvent; PROGLYDE™ DMM solvent; UCAR™ propionates

The Performance Fluids, Polyglycols and Surfactants business is one of the world’s leading suppliers of polyglycols and surfactants, with a broad range of products and technology and a proven record of performance and economy. The business also produces a broad line of lubricants, hydraulic fluids, aircraft deicing fluids and thermal fluids, with some of the most recognized brand names in the industry. Product applications include chemical processing, cleaning, heating, cooling, food and beverage processing, fuel additives, paints and coatings, pharmaceuticals and silicone surfactants.

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Products: AMBITROL™ and NORKOOL™ coolants; CARBOWAX™ and CARBOWAX SENTRY™ polyethylene glycols and methoxypolyethylene glycols; DOW™ polypropylene glycols; DOW™ SYMBIO base fluid; DOWFAX™, TERGITOL™ and TRITON™ surfactants; DOWFROST™ and DOWTHERM™ heat transfer fluids;  ECOSURF™ biodegradable surfactants; SYNALOX™ lubricants; UCAR™ deicing fluids; UCON™ fluids

The Performance Monomers business produces specialty monomer products that are sold externally as well as consumed internally as building blocks used in downstream polymer businesses. The business’ products are used in several applications, including cleaning materials, personal care products, paints, coatings and inks.

•	Products: Acrylic acid/acrylic esters; ACUMER™, ACUSOL™, DURAMAX™, OPTIDOSE™, ROMAX™ and TAMOL™ dispersants; Methyl methacrylate

The Polyurethanes business is a leading global producer of polyurethane raw materials. Dow’s polyurethane products are used in a broad range of applications including appliance, athletic equipment, automotive, bedding, construction, decorative molding, furniture and shoe soles.

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Products: ECHELON™ polyurethane prepolymer; ISONATE™ methylene diphenyl diisocyanate (MDI); MONOTHANE™ single component polyurethane elastomers; PAPI™ polymeric MDI; Propylene glycol; Propylene oxide; RENUVA™ Renewable Resource Technology; VORANATE™ isocyanate; VORANOL™ VORACTIV™ polyether and copolymer polyols

The Performance Products segment also includes the results of Dow Haltermann, a provider of world-class contract manufacturing services to companies in the fine and specialty chemicals and polymers industries, and SAFECHEM, a wholly owned subsidiary that manufactures closed-loop systems to manage the risks associated with chlorinated solvents. The segment also includes a portion of the results of the OPTIMAL Group of Companies and the SCG-Dow Group, joint ventures of the Company.

BASIC PLASTICS
Applications: adhesives • appliances and appliance housings • agricultural films • automotive parts and trim • beverage bottles • bins, crates, pails and pallets • building and construction • coatings • consumer and durable goods • consumer electronics • disposable diaper liners • fibers and nonwovens • films, bags and packaging for food and consumer products • hoses and tubing • household and industrial bottles • housewares • hygiene and medical films • industrial and consumer films and foams • information technology • oil tanks and road equipment • plastic pipe • textiles • toys, playground equipment and recreational products • wire and cable compounds

The Polyethylene business is the world’s leading supplier of polyethylene-based solutions through sustainable product differentiation. With multiple catalyst and process technologies, the business offers customers one of the industry’s broadest ranges of polyethylene resins.

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Products: ASPUN™ fiber grade resins; ATTANE™ ultra low density polyethylene (ULDPE) resins; CONTINUUM™ bimodal polyethylene resins; DOW™ high density polyethylene (HDPE) resins; DOW™ low density polyethylene (LDPE) resins; DOWLEX™ polyethylene resins; ELITE™ enhanced polyethylene (EPE) resins; TUFLIN™ linear low density polyethylene (LLDPE) resins; UNIVAL™ HDPE resins

The Polypropylene business, a major global polypropylene supplier, provides a broad range of products and solutions tailored to customer needs by leveraging Dow’s leading manufacturing and application technology, research and product development expertise, extensive market knowledge and strong customer relationships.

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Products: DOW™ homopolymer polypropylene resins; DOW™ impact copolymer polypropylene resins; DOW™ random copolymer polypropylene resins; INSPIRE™ performance polymers; UNIPOL™ PP process technology; SHAC™ and SHAC™ ADT catalyst systems

The Styrenics business, the global leader in the production of polystyrene resins, is uniquely positioned with geographic breadth and participation in a diversified portfolio of applications. Through market and technical leadership and low cost capability, the business continues to improve product performance and meet customer needs.

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Products: Licensing and supply of related catalysts, process control software and services for the Mass ABS process technology; STYRON A-TECH™ and C-TECH™ advanced technology polystyrene resins and a full line of STYRON™ general purpose polystyrene resins; STYRON™ high-impact polystyrene resins

The Basic Plastics segment also includes the results of the Basic Plastics Licensing and Catalyst business and the Polycarbonate and Compounds and Blends business. It also includes the results of Equipolymers, Americas Styrenics LLC and Univation Technologies (which licenses the UNIPOL™ polyethylene process and sells related catalysts, including metallocene catalysts), as well as a portion of the results of EQUATE Petrochemical Company K.S.C. and the SCG-Dow Group, all joint ventures of the Company.

BASIC CHEMICALS
Applications: agricultural products • alumina • automotive antifreeze and coolant systems • carpet and textiles • chemical processing • dry cleaning • household cleaners and plastic products • inks • metal cleaning • packaging, food and beverage containers •  paints, coatings and adhesives • personal care products • petroleum refining • pharmaceuticals • plastic pipe • protective packaging • pulp and paper manufacturing • soaps and detergents • water treatment

The Chlor-Alkali/Chlor-Vinyl business focuses on the production of chlorine for consumption by downstream Dow derivatives, as well as production, marketing and supply of ethylene dichloride, vinyl chloride monomer and caustic soda. These products are used for applications such as alumina production, pulp and paper manufacturing, soaps and detergents and building and construction. Dow is the world’s largest producer of both chlorine and caustic soda.

•	Products: Caustic soda; Chlorine; Ethylene dichloride (EDC); Hydrochloric acid; Vinyl chloride monomer (VCM)

The Ethylene Oxide/Ethylene Glycol business is the world’s largest producer of purified ethylene oxide, principally used in Dow’s downstream performance derivatives. Dow is also a key supplier of ethylene glycol to MEGlobal, a 50:50 joint venture and a world leader in the manufacture and marketing of merchant monoethylene glycol and diethylene glycol. Ethylene glycol is used in polyester fiber, polyethylene terephthalate (PET) for food and beverage container applications, polyester film, and aircraft and runway deicers.

•	Products: Ethylene oxide (EO); Ethylene glycol (EG); METEOR™ EO/EG process technology and catalysts

The Basic Chemicals segment also includes the results of the Chlorinated Organics business. Also included in the Basic Chemicals segment are the results of MEGlobal and a portion of the results of EQUATE Petrochemical Company K.S.C. and the OPTIMAL Group of Companies, all joint ventures of the Company.

HYDROCARBONS AND ENERGY
Applications: polymer and chemical production • power

The Hydrocarbons and Energy business encompasses the procurement of fuels, natural gas liquids and crude oil-based raw materials, as well as the supply of monomers, power and steam principally for use in Dow’s global operations. The business regularly sells its by-products and buys and sells products in order to balance regional production capabilities and derivative requirements. The business also sells products to certain Dow joint ventures. Dow is the world leader in the production of olefins and aromatics.

•	Products: Benzene; Butadiene; Butylene; Cumene; Ethylene; Propylene; Styrene; Power, steam and other utilities

The Hydrocarbons and Energy segment also includes the results of Compañía Mega S.A. and a portion of the results of the SCG-Dow Group, joint ventures of the Company.

Corporate includes the results of Ventures (which includes new business incubation platforms focused on identifying and pursuing new commercial opportunities); Venture Capital; non-business aligned technology licensing and catalyst activities; the Company’s insurance operations and environmental operations; and certain corporate overhead costs and cost recovery variances not allocated to the operating segments. Corporate also includes the results of the Salt business, which the Company has agreed to sell to K+S Aktiengesellschaft. The transaction is subject to customary closing conditions, including regulatory approval, and is expected to close in 2009.

Unaudited Pro Forma Historical Segment Information
The unaudited pro forma historical segment information included below is based on the historical consolidated financial statements and accompanying notes of Dow and Rohm and Haas and has been prepared to illustrate the effects of the Company’s acquisition of Rohm and Haas, assuming the acquisition of Rohm and Haas had been consummated on January 1, 2008. The unaudited pro forma historical segment information is not necessarily indicative of the results of operations that would have actually occurred had the acquisition been completed as of the dates indicated, nor is it indicative of the future operating results of the combined company. The unaudited pro forma historical segment information does not reflect future events that may occur after the acquisition of Rohm and Haas, including the potential realization of operating cost savings (synergies) or restructuring activities or other costs related to the planned integration of Rohm and Haas, and does not consider potential impacts of current market conditions on revenues, expense efficiencies or asset dispositions (with the exception of the sale of Dow’s Calcium Chloride business on June 30, 2009).

The unaudited pro forma historical segment information reflects the combination of Dow and Rohm and Haas; the impact of increased depreciation and amortization expense resulting from the fair valuation of assets acquired from Rohm and Haas in accordance with Statement of Financial Accounting Standards No. 141 (revised 2007), “Business Combinations;” the treatment of Dow’s Calcium Chloride business as discontinued operations; and the impact of acquisition financing in place as of June 30, 2009.

™ Trademarks of The Dow Chemical Company (“Dow”) or an affiliated company of Dow.

Selected Pro Forma Historical Segment Information
	Three months ended				Year ended	Three months ended
In millions (Unaudited)	Mar. 31, 2008	June 30, 2008	Sept. 30, 2008	Dec. 31, 2008	Dec. 31, 2008	Mar. 31, 2009
Sales by operating segment
Electronic and Specialty Materials	$1,444	$1,583	$1,473	$1,229	$5,729	$971
Coatings and Infrastructure	1,509	1,780	1,711	1,219	6,219	1,038
Health and Agricultural Sciences	1,326	1,368	995	920	4,609	1,461
Performance Systems	2,062	2,356	2,180	1,630	8,228	1,281
Performance Products	3,364	3,562	3,614	2,587	13,127	2,014
Basic Plastics	3,807	4,114	3,849	2,470	14,240	2,029
Basic Chemicals	1,200	1,254	1,115	696	4,265	585
Hydrocarbons and Energy	2,165	2,618	2,611	1,574	8,968	988
Corporate	418	278	291	552	1,539	443
Total	$17,295	$18,913	$17,839	$12,877	$66,924	$10,810
EBITDA(1) by operating segment
Electronic and Specialty Materials	$409	$492	$390	$274	$1,565	$93
Coatings and Infrastructure	178	218	192	66	654	121
Health and Agricultural Sciences	356	356	95	85	892	363
Performance Systems	199	210	106	(241)	274	103
Performance Products	454	327	315	(32)	1,064	147
Basic Plastics	609	589	650	(102)	1,746	122
Basic Chemicals	218	108	128	(176)	278	(5)
Hydrocarbons and Energy	-	-	(1)	(69)	(70)	-
Corporate	(81)	(219)	(263)	(529)	(1,092)	(178)
Total	$2,342	$2,081	$1,612	$(724)	$5,311	$766
EBITDA excluding certain items(2) by operating segment
Electronic and Specialty Materials	$407	$411	$394	$291	$1,503	$122
Coatings and Infrastructure	178	228	194	93	693	122
Health and Agricultural Sciences	356	356	124	105	941	363
Performance Systems	199	212	111	39	561	103
Performance Products	454	327	378	22	1,181	147
Basic Plastics	609	589	663	79	1,940	122
Basic Chemicals	218	108	149	(59)	416	(5)
Hydrocarbons and Energy	-	-	35	(35)	-	-
Corporate	(69)	(149)	(213)	123	(308)	(28)
Total	$2,352	$2,082	$1,835	$658	$6,927	$946
Equity in earnings (losses) of nonconsolidated affiliates by operating segment
Electronic and Specialty Materials	$83	$181	$114	$87	$465	$5
Coatings and Infrastructure	-	-	2	-	2	1
Health and Agricultural Sciences	1	2	1	-	4	1
Performance Systems	2	3	2	(9)	(2)	(3)
Performance Products	11	23	21	(3)	52	1
Basic Plastics	60	43	62	(50)	115	23
Basic Chemicals	99	71	58	(14)	214	40
Hydrocarbons and Energy	22	16	12	(9)	41	(2)
Corporate	(1)	(1)	-	(6)	(8)	(1)
Total	$277	$338	$272	$(4)	$883	$65

(1)
The Company uses EBITDA (which Dow defines as earnings before interest, income taxes, depreciation and amortization) as its measure of profit/loss for segment reporting purposes. EBITDA includes all operating items related to the businesses, except depreciation and amortization, and excludes items that principally apply to the Company as a whole. A reconciliation of EBITDA to "Income from Continuing Operations Before Income Taxes" is provided below:

	In millions	1Q08	2Q08	3Q08	4Q08	2008	1Q09
	EBITDA	$2,342	$2,081	$1,612	$(724)	$5,311	$766
	- Depreciation and amortization	807	806	799	801	3,213	756
	+ Interest income	28	30	26	18	102	15
	- Interest expense and amortization of debt discount	579	435	463	431	1,908	543
	Income from Continuing Operations Before Income Taxes	$984	$870	$376	$(1,938)	$292	$(518)

(2)	EBITDA impact of certain items:
	In millions	1Q08	2Q08	3Q08	4Q08	2008	1Q09
	Cost of sales:
	Impact of Hurricanes Gustav and Ike	-	-	$(147)	$(63)	$(210)	$(2)
	K-Dow related expenses	-	-	-	(69)	(69)	-
	Goodwill impairment losses	-	-	-	(239)	(239)	-
	Restructuring charges	$(12)	$(86)	(4)	(936)	(1,038)	(21)
	Purchased in-process research and development charges	-	-	(27)	(17)	(44)	-
	Acquisition-related expenses	-	-	(45)	(58)	(103)	(128)
	Divestiture of 40 percent equity investment in UP Chemical Company	2	85	-	-	87	-
	Dow Corning restructuring	-	-	-	-	-	(29)
	Total	$(10)	$(1)	$(223)	$(1,382)	$(1,616)	$(180)

Sales by Geographic Area
	Three months ended				Year ended	Three months ended
In millions (Unaudited)	Mar. 31, 2008	June 30, 2008	Sept. 30, 2008	Dec. 31, 2008	Dec. 31, 2008	Mar. 31, 2009
Sales by geographic area
North America	$6,450	$7,014	$6,578	$5,066	$25,108	$4,288
Europe	6,444	7,028	6,381	4,278	24,131	3,651
Asia Pacific	2,267	2,541	2,384	1,726	8,918	1,427
Latin America	1,677	1,779	1,945	1,444	6,845	1,125
India, Middle East and Africa	457	551	551	363	1,922	319
Total	$17,295	$18,913	$17,839	$12,877	$66,924	$10,810